UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 12, 2013

Jacobs Engineering Group Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-7463	95-4081636
(State of incorporation)	(SEC File No.)	(IRS Employer identification number)

155 North Lake Avenue, Pasadena, California	91101
(Address of principal executive offices)	(Zip code)

Registrant's telephone number (including area code): (626) 578-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 12, 2013, Jacobs Engineering Group Inc. (the “Company”) and Jacobs Australia Holdings Company Pty Ltd., a wholly-owned subsidiary of the Company (the “Subsidiary”), completed the previously announced acquisition of Sinclair Knight Merz Management Pty Limited (“SKMM”) and Sinclair Knight Merz Holdings Limited (“SKMH” and together with SKMM and their subsidiaries, “SKM”) pursuant to a Merger Implementation Deed dated September 8, 2013 among SKMM, SKMH, the Company and the Subsidiary, as amended (the “Merger Implementation Deed”).

In connection with the closing of the Acquisition (as defined below), on December 12, 2013, the Subsidiary, SKMM, SKMH, the shareholders of SKMM and SKMH (collectively, the “Sellers”) and the representatives of the Sellers entered into a Sale Agreement (the “Sale Agreement”), the form of which was attached to the Merger Implementation Deed. A summary of the material terms of the Sale Agreement was included in Item 1.01 of the Company’s Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 9, 2013 and is incorporated herein by reference. This summary of the Sale Agreement is qualified in its entirety by reference to the full text of the Sale Agreement, the form of which was included as Schedule 5 to the Merger Implementation Deed which was filed as Exhibit 2.2 to the Company’s Annual Report on Form 10-K filed with the Commission on November 22, 2013.

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 12, 2013, the Company, indirectly through the Subsidiary, acquired 100% of the Redeemable Voting Preference Shares in the capital of SKMM (“Voting Shares”) and 100% of the Ordinary Shares in the capital of SKMH (“Equity Shares”) through two separate but inter-conditional schemes of arrangement under Australian law involving SKMM and SKMH and their respective shareholders who are current and former employees of SKM (the “Acquisition”).

The total purchase price for the Acquisition was approximately AUS$1.3 billion in cash (approximately US$1.2 billion as of December 12, 2013), which reflects an enterprise value of AUS$1.2 billion (US$1.1 billion as of December 12, 2013) plus adjustments for cash, debt and other items. AUS$120 million of the purchase price was deposited into an escrow account maintained by an independent third party escrow agent, and will be available to fund post-closing claims of the Subsidiary under the terms of the Sale Agreement (the “Escrow Amount”). Fifty percent of the Escrow Amount (plus interest) will be released to the sellers of Equity Shares on December 1, 2014, and the remainder (plus interest) will be released to the sellers of Equity Shares on the three year anniversary of completion of the Acquisition, in each case, less the amount of claims paid and subject to pending claims.

SKM provides engineering, design, procurement, construction and project management, consulting, planning and scientific services in the mining and metals, building and infrastructure, water and environment and power and energy industries. SKM has significant operations in Australia, Asia, South America and the United Kingdom.

Item 7.01.  Regulation FD Disclosure.

The Company issued a press release on December 12, 2013 announcing the closing of the Acquisition. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, the information disclosed in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.

The financial statements required to be filed with respect to the acquired business described in Item 2.01 have not been filed with this Form 8-K. Such financial statements will be filed with an amendment to this Form 8-K within 71 calendar days after the date that this Form 8-K is required to be filed.

(b)    Pro Forma Financial Information.

The pro forma statements required to be furnished with respect to the acquired business described in Item 2.01 have not been furnished with this Form 8-K. Such pro forma financial statements will be furnished with an amendment to this Form 8-K within 71 calendar days after the date that this Form 8-K is required to be filed.

(d)    Exhibits.

Exhibit No.	Description
2.1±
Merger Implementation Deed among Sinclair Knight Merz Management Pty Limited, Sinclair Knight Merz Holdings Limited, Jacobs Engineering Group Inc. and Jacobs Australia Holdings Company Pty. Ltd., dated as of September 8, 2013. Filed as Exhibit 2.2 to the Company’s Annual Report on Form 10-K for fiscal year 2013 and incorporated herein by reference.

99.1*	Press Release of the Company dated December 12, 2013 announcing the closing of the acquisition.

* Furnished herewith. The information in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, Exhibit 99.1 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
± Certain schedules and annexures have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally copies of any omitted schedules or annexures to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2013

JACOBS ENGINEERING GROUP INC.

By:	/s/ John W. Prosser, Jr.
John W. Prosser, Jr.
Executive Vice President
Finance and Administration

Exhibit Index

Exhibit No.	Description
2.1±
Merger Implementation Deed among Sinclair Knight Merz Management Pty Limited, Sinclair Knight Merz Holdings Limited, Jacobs Engineering Group Inc. and Jacobs Australia Holdings Company Pty. Ltd., dated as of September 8, 2013. Filed as Exhibit 2.2 to the Company’s Annual Report on Form 10-K for fiscal year 2013 and incorporated herein by reference.

99.1*	Press Release of the Company dated December 12, 2013 announcing the closing of the acquisition.

* Furnished herewith. The information in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, Exhibit 99.1 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
± Certain schedules and annexures have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally copies of any omitted schedules or annexures to the Commission upon request.